Federated Hermes Municipal Bond Fund, Inc.
CLASS A SHARES (LMSFX)
CLASS B SHARES (LMSBX)
CLASS C SHARES (LMSCX)
CLASS F SHARES (LMFFX)
INSTITUTIONAL SHARES (LMBIX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 31, 2021
1. Under the section entitled “FUND SUMMARY INFORMATION” in the sub-section entitled “FUND MANAGEMENT,” please make the following changes:
J. Scott Albrecht, CFA, will retire on April 4, 2022. Effective upon his retirement, Mr. Albrecht will no longer serve as a portfolio manager of Federated Hermes Municipal Bond Fund, Inc. (the “Fund”). Accordingly, please remove all references to Mr. Albrecht.
R.J. Gallo, CFA, will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective April 4, 2022, Lee R. Cunningham II will serve as a portfolio manager of the Fund. Accordingly, please add Mr. Cunningham immediately before R.J. Gallo:
“Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since April 2022.”
2. In the section entitled “PORTFOLIO MANAGEMENT INFORMATION,” please make the following changes:
Effective on April 4, 2022, please remove all references to Mr. Albrecht.
Effective April 4, 2022, please add Mr. Cunningham immediately before R.J. Gallo:
“Lee R. Cunningham II
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since April 2022.
Mr. Cunningham is responsible for the day-to-day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1995; has worked in investment management since 1995; and has managed investment portfolios since 1998. Education: B.S., University of Pennsylvania; M.B.A., University of Pittsburgh.”
March 16, 2022

Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455656 (3/22)
© 2022 Federated Hermes, Inc.

Federated Hermes Municipal Bond Fund, Inc.
CLASS A SHARES (LMSFX)
CLASS B SHARES (LMSBX)
CLASS C SHARES (LMSCX)
CLASS F SHARES (LMFFX)
INSTITUTIONAL SHARES (LMBIX)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2021
Under the heading entitled “Who Manages and Provides Services to the Fund?,” please make the following changes:
J. Scott Albrecht, CFA, will retire on April 4, 2022. Effective upon his retirement, Mr. Albrecht will no longer serve as a portfolio manager of Federated Hermes Municipal Bond Fund, Inc. (the “Fund”). Accordingly, please remove all references to Mr. Albrecht.
R.J. Gallo, CFA, will continue as portfolio manager of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective April 4, 2022, Lee R. Cunningham II will serve as a portfolio manager of the Fund. Accordingly, please add Mr. Cunningham immediately before R.J. Gallo as follows:
“The following information is provided as of January 31, 2022.
Lee Cunningham II, Portfolio Manager
The following information about the Fund’s portfolio manager is provided as of the end of the fund’s most recently completed fiscal year.
Types of Accounts Managed by Lee Cunningham II	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$845.7 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
 None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Lee Cunningham II is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond 3-Year Plus Index) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Cunningham is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).”
March 16, 2022

Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455657 (3/22)
© 2022 Federated Hermes, Inc.